                                PROMISSORY NOTE

-------------------------------------------------------------------------------------------------------
  Principal     Loan Date    Maturity    Loan No    Call    Collateral   Account   Officer    Initials
 $420,000.00   08-06-1996   08-15-2003    5001       91        5140      7326653    15575    [INITIALS
                                                                                           APPEAR HERE]
-------------------------------------------------------------------------------------------------------
References in the shaded areas are for Lender's use only and do not limit the applicability of this document to any particular loan or item.
-------------------------------------------------------------------------------------------------------

Borrower:    Ready Mix, Inc. (TIN: 08-0171959)
             100 W. Country Club Dr.
             Henderson, NV 89015

Lender:      NEVADA STATE BANK
             CORPORATE BANKING
             201 SOUTH 4TH STREET
             P.O. BOX 980
             LAS VEGAS, NV 89125-0980

================================================================================

Principal Amount:  $420,000.00                     Date of Note:  August 6, 1996


PROMISE TO PAY. Ready Mix, Inc. ("Borrower") promises to pay to NEVADA STATE BANK ("Lender"), or order, in lawful money of the United States of America, the principal amount of Four Hundred Twenty Thousand & 00/100 Dollars ($420,000.00), together with interest on the unpaid principal balance from August 15, 1996, until paid in full.

PAYMENT. Borrower will pay this loan in accordance with the following payment schedule:

          "6 consecutive monthly interest payments, beginning September 15, 1996, with interest calculated on the unpaid principal balances at an interest rate of 8.330% per annum; and 78 consecutive monthly principal and interest payments of $7,227.38, each, beginning March 15, 1997, with interest calculated on the unpaid principal balances at an interest rate of 9.330% per annum. Borrower's final payment of $7,227.38 will be due on August 15, 2003. This estimated final payment is based on the assumption that all payments will be made exactly as scheduled; the actual final payment will be for all principal and accrued interest not yet paid, together with any other unpaid amounts under this Note.

Interest on this Note is computed on a 365/360 simple interest basis; that is, by applying the ratio of the annual interest rate over a year of 360 days, multiplied by the outstanding principal balance, multiplied by the actual number of days the principal balance is outstanding. Borrower will pay Lender at Lender's address shown above or at such other place as Lender may designate in writing. Unless otherwise agreed or required by applicable law, payments will be applied first to any unpaid collection costs and any late charges, then to any unpaid interest, and any remaining amount to principal.

PREPAYMENT. Borrower agrees that all loan fees and other prepaid finance charges are earned fully as of the date of the loan and will not be subject to refund upon early payment (whether voluntary or as a result of default), except as otherwise required by law. Except for the foregoing, Borrower may pay without penalty all or a portion of the amount owed earlier than it is due. Early payments will not, unless agreed to by Lender in writing, relieve Borrower of Borrower's obligation to continue to make payments under the payment schedule. Rather, they will reduce the principal balances due and may result in Borrower making fewer payments.

DEFAULT. Borrower will be in default if any of the following happens: (a) Borrower fails to make any payment when due. (b) Borrower breaks any promise Borrower has made to Lender, or Borrower fails to comply with or to perform when due any other term, obligation, covenant, or condition contained in this Note or any agreement related to this Note, or in any other agreement or loan Borrower has with Lender. (c) Borrower defaults under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, in favor of any other creditor or person that may materially affect any of Borrower's property or Borrower's ability to repay this Note or perform Borrower's obligations under this Note or any of the Related Documents. (d) Any representation or statement made or furnished to Lender by Borrower or on Borrower's behalf is false or misleading in any material respect either now or at the time made or furnished. (e) Borrower becomes insolvent, a receiver is appointed for any part of Borrower's property, Borrower makes an assignment for the benefit of creditors, or any proceeding is commenced either by Borrower or against Borrower under any bankruptcy or insolvency laws. (f) Any creditor tries to take any of Borrower's property on or in which Lender has a lien or security interest. This includes a garnishment of any of Borrower's accounts with Lender. (g) Any guarantor dies or any of the other events described in this default section occurs with respect to any guarantor of this Note. (h) A material adverse change occurs in Borrower's financial condition, or Lender believes the prospect of payment or performance of the indebtedness is impaired.
(i) Lender in good faith deems itself insecure.

If any default, other than a default in payment, is curable and if Borrower has not been given a notice of a breach of the same provision of this Note within the preceding twelve (12) months, it may be cured (and no event of default will have occurred) if Borrower, after receiving written notice from Lender demanding cure of such default: (a) cures the default within ten (10) days; or (b) if the cure requires more than ten (10) days, immediately initiates steps which Lender deems in Lender's sole discretion to be sufficient to cure the default and thereafter continues and completes all reasonable and necessary steps sufficient to produce compliance as soon as reasonably practical.

LENDER'S RIGHTS. Upon default, Lender may declare the entire unpaid principal balance on this Note and all accrued unpaid interest immediately due, without notice, and then Borrower will pay that amount. Upon default, including failure to pay upon final maturity, Lender, at its option, may also, if permitted under applicable law, increase the interest rate on this Note 3.000 percentage points. The interest rate will not exceed the maximum rate permitted by applicable law. Lender may hire or pay someone else to help collect this Note if Borrower does not pay. Borrower also will pay Lender that amount. This includes, subject to any limits under applicable law, Lender's attorneys' fees and Lender's legal expenses whether or not there is a lawsuit, including attorneys' fees and legal expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. If not prohibited by applicable law, Borrower also will pay any court costs, in addition to all other sums provided by law. This Note has been delivered to Lender and accepted by Lender in the State of Nevada. If there is a lawsuit, Borrower agrees upon Lender's request to submit to the jurisdiction of the courts of Clark County, the State of Nevada (Initial Here [INITIALS APPEAR HERE]). Lender and Borrower hereby waive the right to any jury trial in any action, proceeding, or counterclaim brought by either Lender or Borrower against the other. This Note shall be governed by and construed in accordance with the laws of the State of Nevada.

RIGHT OF SETOFF. Borrower grants to Lender a contractual possessory security interest in, and hereby assigns, conveys, delivers, pledges, and transfers to Lender all Borrower's right, title and interest in and to, Borrower's accounts with Lender (whether checking, savings, or some other account), including without limitation all accounts held jointly with someone else and all accounts Borrower may open in the future, excluding however all IRA and Keogh accounts, and all trust accounts for which the grant of a security interest would be prohibited by law. Borrower authorizes Lender, to the extent permitted by applicable law, to charge or setoff all sums owing on this Note against any and all such accounts, and, at Lender's option to administratively freeze all such accounts to allow Lender to protect Lender's charge and setoff rights provided on this paragraph.

COLLATERAL.  This Note is secured by a Deed of Trust of even date.

ARBITRATION.  Lender and borrower agree that:
(a) Any controversy or claim between or among the parties, including but not limited to those arising out of or relating to this Agreement or any agreements or instruments relating hereto or delivered in connection herewith, AND including but not limited to a claim based on or arising from an alleged tort, shall at the request of any party be determined by arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association. The arbitration proceedings shall be conducted in Las Vegas, Nevada. The arbitrator(s) shall have the qualifications set forth in subparagraph (c) hereto. All statutes of limitations which would otherwise be applicable in a judicial action brought by a party shall apply to any arbitration or reference proceeding hereunder.

(b) In any judicial action or proceeding arising out of or relating to this Agreement or any agreements or instruments relating hereto or delivered in connection herewith, including but not limited to a claim based on or arising from an alleged tort, if the controversy or claim is not submitted to arbitration as provided and limited in subparagraph (a) hereto, all decisions of fact and law shall be determined by a reference in accordance with Rule 53 of the Federal Rules of Civil Procedure or Rule 53 of the Nevada Rules of Civil Procedure or other comparable, applicable reference procedure. The parties shall designate to the court the referee(s) selected under the auspices of the American Arbitration Association in the same manner as arbitrators are selected in Association-sponsored arbitration proceedings. The referee(s) shall have the qualifications set forth in subparagraph (c) hereto.

(c) The arbitrator(s) or referee(s) shall be selected in accordance with the rules of the American Arbitration Association from panels maintained by the Association. A single arbitrator or referee shall be knowledgeable in the subject matter of the dispute. Where three arbitrators or referees conduct an arbitration or reference proceeding, the claim shall be decided by a majority vote of the three arbitrators or referees, at least one of whom must be knowledgeable in the subject matter of the dispute and at least one of whom must be a practicing attorney. The arbitrator(s) or referee(s) shall award recovery of all costs and fees (including attorney's fees, administrative fees, arbitrator's fees and court costs). The arbitrator(s) or referee(s) also may grant provisional or ancillary remedies such as, for example, injunctive relief, attachment, or the appointment of a receiver, either during the pendency of the arbitration or reference proceeding or as part of the arbitration or reference award.

(d) Judgment upon an arbitration or reference award may be entered in any court having jurisdiction, subject to the following limitation, the arbitration or reference award is binding upon the parties only if the amount does not exceed Two Million Dollars ($2,000,000), if the award exceeds that limit, either party may commence legal action for a court trial de novo. Such legal action must be filed within thirty (30) days following the date of the arbitration or reference award; if such legal action is not filed within that time period, the amount of the arbitration or reference award shall be binding. The computation of the total amount of an arbitration or reference award shall include amounts awarded for arbitration fees, attorneys' fees and all other related costs.

                       CORPORATE RESOLUTION TO GUARANTEE

----------------------------------------------------------------------------------------------------------------
 Principal     Loan Date     Maturity    Loan No    Call   Collateral   Account   Officer       Initials
$420,000.00    08-06-1996   08-15-2003    5001       91       5140      7326653    15575  [INITIALS APPEAR HERE]
----------------------------------------------------------------------------------------------------------------

     References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item.
--------------------------------------------------------------------------------

Borrower:   Ready Mix, Inc. (TIN: 88-0171959)
            100 W. Country Club Dr.
            Henderson, NV 89015

Guarantor:  Meadow Valley Corporation
            4411 South 40th St. STE D11
            Phoenix, AZ 85040

Lender:     NEVADA STATE BANK
            CORPORATE BANKING
            201 SOUTH 4TH STREET
            P.O. BOX 990
            LAS VEGAS, NV 89125-0990
================================================================================
 I, the undersigned Secretary of Assistant Secretary of the Meadow Valley Corporation (the "Corporation"), HEREBY CERTIFY that the Corporation is organized and existing under and by virtue of the laws of the State of Arizona with its principal office at 4411 South 40th St. STE D11, Phoenix, AZ 85040.

 I FURTHER CERTIFY that at a meeting of the Directors of the Corporation, duly called and held on AUG 5, 1996, at which a quorum was present and voting, or
                    -----------
 by other duly authorized corporate action in lieu of a meeting, the following resolutions were adopted:

 BE IT RESOLVED, that any one (1) of the following named officers, employees, or agents of this Corporation, whose actual signatures are shown below:

       NAME                    POSITION                 ACTUAL SIGNATURE
       ----                    --------                 ----------------

       Kenneth Nelson          C.F.O.                   X /s/ Kenneth Nelson
                                                          -------------------

 acting for and on behalf of the Corporation and as its act and deed be, and he or she hereby is, authorized and empowered:

       Guaranty. To guarantee or act as surety for loans or other financial accommodations to Ready Mix, Inc. from NEVADA STATE BANK ("Lender") on such guarantee or surety terms as may be agreed upon betweeen the officers or employees of this Corporation and Lender and in such sum or sums of money as in his or her judgment should be guaranteed or assured, without limit (the "Guaranty").

       Grant Security. To mortgage, pledge, transfer, endorse, hypothecate, or otherwise encumber and deliver to Lender, as security for the Guaranty, any property now or hereafter belonging to the Corporation or in which the Corporation now or hereafter may have an interest, including without limitation all real property and all personal property (tangible or intangible) of the Corporation. Such property may be mortgaged, pledged, transferred, endorsed, hypothecated, or encumbered at the time such loans are obtained or such indebtedness is incurred, or at any other time or times, and may be either in addition to or in lieu of any property theretofore mortgaged, pledged, transferred, endorsed, hypothecated, or encumbered. The provisions of these Resolutions authorizing or relating to the pledge, mortgage, transfer, endorsement, hypothecation, granting of a security interest in, or in any way encumbering, the assets of the Corporation shall include, without limitation, doing so in order to lend collateral security for the indebtedness, now or hereafter existing, and of any nature whatsoever, of Ready Mix, Inc. to Lender. The Corporation has considered the value to itself of lending collateral in support of such indebtedness, and the Corporation represents to Lender that the Corporation is benefited by doing so.

       Execute Security Documents. To execute and deliver to Lender the forms of mortgage, deed of trust, pledge agreement, hypothecation agreement, and other security agreements and financing statements which may be submitted by Lender, and which shall evidence the terms and conditions under and pursuant to which such liens and encumbrances, or any of them, are given; and also to execute and deliver to Lender any other written instruments, any chattel paper, or any other collateral, of any kind or nature, which he or she may in his or her discretion deem reasonably necessary or proper in connection with or pertaining to the giving of the liens and encumbrances.

       Further Acts. To do and perform such other acts and things and to execute and deliver such other documents and agreements, including agreements waiving the right to a trail by jury, as he or she may in his or her discretion deem reasonably necessary or proper in order to carry into effect the provisions of these Resolutions.

 BE IT FURTHER RESOLVED, that the corporation will notify Lender in writing at Lender's address shown above (or such other addresses as Lender may designate from time to time) prior to any (a) change in the name of the Corporation, (b) change in the assumed business name(s) of the Corporation, (c) change in the management of the Corporation, (d) change in the authorized signer(s) or (e) change in any other aspect of the Corporation that directly or indirectly relates to any agreements between the Corporation and Lender. No change in the name of the Corporation will take effect until after Lender has been notified.

 BE IT FURTHER RESOLVED, that any and all acts authorized pursuant to these Resolutions are performed prior to the passage of these Resoluitons are hereby ratified and approved, that these Resolutions shall remain in full force and effect and Lender may rely on these Resolutions until written notice of his or her revocation shall have been delivered to and received by Lender. Any such notice shall not affect any of the Corporation's agreements or commitments in effect at the time notice is given.

 I FURTHER CERTIFY that the officer, employee, or agent named above is duly elected, appointed, or employed by or for the Corporation, as the case may be, and occupies the position set opposite the name; that the foregoing Resolutions now stand of record on the books of the Corporation; and that the Resolutions are in full force and effect and have not been modified or revoked in any manner whatsoever.

 IN TESTIMONY WHEREOF, I have hereunto set my hand on August 6, 1996 and attest that the signatures set opposite the names listed above are their genuine signatures.

                                          CERTIFIED TO AND ATTESTED BY:

                                          X
                                           -------------------------------------

                                          X [SIGNATURE APPEARS HERE]
                                           -------------------------------------

 NOTE: In case the Secretary or other certifying officer is designated by the foregoing resolutions as one of the signing officers, it is advisable to have this certificate signed by a second Officer or Director of the Corporation.

================================================================================

                        CORPORATE RESOLUTION TO BORROW


--------------------------------------------------------------------------------------------------------------------
Principal      Loan Date    Maturity   Loan No   Call   Collateral    Account    Officer           Initials
$420,000.00   08-06-1996   08-15-2003   5001      91       5140       7326653     15575      [INITIALS APPEAR HERE]
--------------------------------------------------------------------------------------------------------------------
References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item.
--------------------------------------------------------------------------------------------------------------------

Borrower:  Ready Mix, Inc. (TIN: 88-0171959)    Lender:  NEVADA STATE BANK
           100 W. Country Club Dr.                       CORPORATE BANKING
           Henderson, NV 89015                           201 SOUTH 4TH STREET
                                                         P.O. BOX 990
                                                         LAS VEGA, NV 89125-0990

================================================================================
I, the undersigned Secretary or Assistant Secretary of Ready Mix, Inc. (the "Corporation"), HEREBY CERTIFY that the Corporation is organized and existing under and by virtue of the laws of the State of Nevada as a corporation for profit, with its principal office at 100 W. Country Club Dr., Henderson, NV 89015, and is duly authorized to transact business in the State of Nevada.

I FURTHER CERTIFY that at a meeting of the Directors of the Corporation, duly called and held on Aug 5, 1996, at which a quorum was present and voting, or by other duly authorized corporate action in lieu of a meeting, the following resolutions were adopted:

BE IT RESOLVED, that any one (1) of the following named officers, employees or agents of this Corporation, whose actual signatures are shown below:

     NAME                POSITION                     ACTUAL SIGNATURE
     ----                --------                     ----------------
     Kenneth Nelson      Treasurer                    X /s/ Kenneth Nelson
                                                       ----------------------

acting for and on behalf of the Corporation and as its act and deed be, and he or she hereby is, authorized and empowered:

     Borrow Money. To borrow from time to time from NEVADA STATE BANK ("Lender"), on such terms as may be agreed upon between the Corporation and Lender, such sum or sums of money as in his or her judgment should be borrowed, without limitation.

     Execute Notes. To execute and deliver to Lender the promissory note or notes, or other evidence of credit accomodations of the Corporation, on Lender's forms, at such rates of interest and on such terms as may be agreed upon, evidencing the sums of money so borrowed or any indebtedness of the Corporation to Lender, and also to execute and deliver to Lender one or more renewals, extensions, modifications, refinancings, consolidations, or substitutions for one or more of the notes, any portion of the notes, or any other evidence of credit accomodations.

     Grant Security. To mortgage, pledge, transfer, endorse, hypothecate, or otherwise encumber and deliver to Lender, as security for the payment of any loans or credit accomodations so obtained, any promissory notes so executed (including any amendments to or modifications, renewals, and extensions of such promissory notes), or any other of further indebtedness of the Corporation to Lender at any time owing, however the same may be evidenced, any property now or hereafter belonging to the Corporation or in which the Corporation now or hereafter may have an interest, including without limitation all real property and all personal property (tangible or intangible) of the Corporation. Such property may be mortgaged, pledged, transferred, endorsed, hypothecated, or encumbered at the time such loans are obtained or such indebtedness is incurred, or at any other time or times, and may be either in addition to or in lieu of any property theretofore mortgaged, pledged, transferred, endorsed, hypothecated, or encumbered.

     Execute Security Documents. To execute and deliver to Lender the forms of mortgage, deed of trust, pledge agreement, hypothecation agreement, and other security agreements and financing statements which may be submitted by Lender, and which shall evidence the terms and conditions under and pursuant to which such liens and encumbrances, or any of them, are given; and also to execute and deliver to Lender any other written instruments, any chattel paper, or any other collateral, of any kind or nature, which he or she may in his or her discretion deem reasonably necessary or proper in connection with or pertaining to the giving of the liens and encumbrances.

     Negotiate Items. To draw, endorse, and discount with Lender all drafts, trade acceptances, promissory notes, or other evidences of indebtedness payable to or belonging to the Corporation in which the Corporation may have an interest, and either to receive cash for the same or to cause such proceeds to be credited to the account of the Corporation with Lender, or to cause such other disposition of the proceeds derived therefrom as they may deem advisable.

     Further Acts. In the case of lines of credit, to designate additional or alternate individuals as being authorized to request advances thereunder, and in all cases, to do and perform such other acts and things, to pay any and all fees and costs, and to execute and deliver such other documents and agreements, including agreements waiving the right to a trial by jury, as he or she may in his or her discretion deem reasonably necessary or proper in order to carry into effect the provisions of these Resolutions.

BE IT FURTHER RESOLVED, that any and all acts authorized pursuant to these Resolutions and performed prior to the passage of these Resolutions are hereby ratified and approved, that these Resolutions shall remain in full force and effect and Lender may rely on these Resolutions until written notice of his or her revocation shall have been delivered to and received by Lender. Any such notice shall not affect any of the Corporation's agreements or commitments in effect at the time notice is given.

BE IT FURTHER RESOLVED, that the Corporation will notify Lender in writing at Lender's address shown above (or such other addresses as Lender may designate from time to time) prior to any (a) change in the name of the Corporation, (b) change in the assumed business name(s) of the Corporation, (c) change in the management of the Corporation, (d) change in the authorized signer(s) or (e) change in any other aspect of the Corporation that directly or indirectly relates to any agreements between the Corporation and Lender. No change in the name of the Corporation will take effect until after Lender has been notified.

I FURTHER CERTIFY that the officer, employee, or agent named above is duly elected, appointed, or employed by or for the Corporation, as the case may be, and occupies the position set opposite the name; that the foregoing Resolutions now stand of record on the books of the Corporation; and that the Resolutions are in full force and effect and have not been modified or revoked in any manner whatsoever. The Corporation has no corporate seal, and therefore, no seal is affixed to this certificate.

IN TESTIMONY WHEREOF, I have hereunto set my hand on August 6, 1996 and attest that the signatures set opposite the names listed above are their genuine signatures.

                                               CERTIFIED TO AND ATTESTED BY:

                                               X
                                                --------------------------------

                                               X [SIGNATURE APPEARS HERE]
                                                --------------------------------

NOTE: In case the Secretary or other certifying officer is designated by the foregoing resolutions as one of the signing officers, it is advisable to have this certificate signed by a second Officer or Director of the Corporation.

================================================================================


LASER PRO, Reg. U.S. Pat. & T.M. Off., Ver. 3.21(c) 1996 CFI ProServices, Inc. All rights reserved. [NV-C10 1READYMI.LN R18.OVL]

                              COMMERCIAL GUARANTY


--------------------------------------------------------------------------------------------------------------------
Principal      Loan Date    Maturity   Loan No   Call   Collateral    Account    Officer           Initials
                                                  91       5140       7326653     15575      [INITIALS APPEAR HERE]
--------------------------------------------------------------------------------------------------------------------
References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item.
--------------------------------------------------------------------------------------------------------------------

Borrower:  Ready Mix, Inc. (TIN: 88-0171959)    Lender: NEVADA STATE BANK
           100 W. Country Club Dr.                      CORPORATE BANKING
           Henderson, NV 89015                          201 SOUTH 4TH STREET
                                                        P.O. BOX 990
Guarantor: Meadow Valley Corporation                    LAS VEGAS, NV 89125-0990
           4411 South 40th St. STE D11
           Phoenix, AZ 85040

================================================================================

AMOUNT OF GUARANTY. The amount of this Guaranty is Unlimited.

CONTINUING UNLIMITED GUARANTY. For good and valuable consideration, Meadow Valley Corporation ("Guarantor") absolutely and unconditionally guarantees and promises to pay to NEVADA STATE BANK ("Lender") or its order, in legal tender of the United States of America, the indebtedness (as that term is defined below) of Ready Mix, Inc. ("Borrower") to Lender on the terms and conditions set forth in this Guaranty. Under this Guaranty, the liability of Guarantor is unlimited and the obligations of Guarantor are continuing.

DEFINITIONS. The following words shall have the following meanings when used in this Guaranty:

    Borrower. The word "Borrower" means Ready Mix, Inc.

    Guarantor. The word "Guarantor" means Meadow Valley Corporation.

    Guaranty. The word "Guaranty" means this Guaranty made by Guarantor for the benefit of Lender dated August 6, 1996.

    Indebtedness. The word "Indebtedness" is used in its most comprehensive sense and means and includes any and all of Borrower's liabilities, obligations, debts, and indebtedness to Lender, now existing or hereinafter incurred or created, including, without limitation, all loans, advances, interest, costs, debts, overdraft indebtedness, credit card indebtedness, lease obligations, other obligations, and liabilities of Borrower, or any of them, and any present or future judgments against Borrower, or any of them; and whether any such indebtedness is voluntarily or involuntarily incurred, due or not due, absolute or contingent, liquidated or unliquidated, determined or undetermined; whether Borrower may be liable individually or jointly with others, or primarily or secondarily, or as guarantor or surety; whether recovery on the indebtedness may be or may become barred or unenforceable against Borrower for any reason whatsoever; and whether the indebtedness arises from transactions which may be voidable on account of infancy, insanity, ultra vires, or otherwise.

    Lender. The word "Lender" means NEVADA STATE BANK, its successors and assigns.

    Related Documents. The words "Related Documents" mean and include without limitation all promissory notes, credit agreements, loan agreements, environmental agreements, guaranties, security agreements, mortgages, deeds of trust, and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the indebtedness.

NATURE OF GUARANTY. Guarantor's liability under this Guaranty shall be open and continuous for so long as this Guaranty remains in force. Guarantor intends to guarantee at all times the performance and prompt payment when due, whether at maturity or earlier by reason of acceleration or otherwise, of all indebtedness. Accordingly, no payments made upon the indebtedness will discharge or diminish the continuing liability of Guarantor in connection with any remaining portions of the indebtedness or any of the indebtedness which subsequently arises or is thereafter incurred or contracted. Any married person who signs this Guaranty as the Guarantor hereby expressly agrees that recourse under this agreement may be had against both his or her separate property and community property, whether now owned or hereafter acquired.

DURATION OF GUARANTY. This Guaranty will take effect when received by Lender without the neccessity of any acceptance by Lender, or any notice to Guarantor or to Borrower, and will continue in full force until all indebtedness incurred or contracted before receipt by Lender of any notice of revocation shall have been fully and finally paid and satisfied and all other obligations of Guarantor under this Guaranty shall have been performed in full. If Guarantor elects to revoke this Guaranty, Guarantor may only do so in writing. Guarantor's written notice of revocation must be mailed to Lender, by certified mail, at the address of Lender listed above or such other place as Lender may designate in writing. Written revocation of this Guaranty will apply only to advances or new indebtedness created after actual receipt by Lender of Guarantor's written revocation. For this purpose and without limitation, the term "new indebtedness" does not include indebtedness which at the time of notice of revocation is contingent, unliquidated, undetermined or not due and which later becomes absolute, liquidated, determined or due. This Guaranty will continue to bind Guarantor for all indebtedness incurred by Borrower or committed by Lender prior to receipt of Guarantor's written notice of revocation, including any extensions, renewals, substitutions of modifications of the indebtedness. All renewals, extensions, substitutions, and modifications of the indebtedness granted after Guarantor's revocation, are contemplated under this Guaranty and, specifically will not be considered to be new indebtedness. This Guaranty shall bind the estate of Guarantor as to indebtedness created both before and after the death or incapacity of Guarantor, regardless of Lender's actual notice of Guarantor's death. Subject to the foregoing, Guarantor's executor or administrator or other legal representative may terminate this Guaranty in the same manner in which Guarantor might have terminated it and with the same effect. Release of any other guarantor or termination of any other guaranty of the indebtedness shall not affect the liability of Guarantor under this Guaranty. A revocation received by Lender from any one or more Guarantors shall not affect the liability of any remaining Guarantors under this Guaranty. It is anticipated that fluctuations may occur in the aggregate amount of indebtedness covered by this Guaranty, and it is specifically acknowledged and agreed by Guarantor that reductions in the amount of indebtedness, even to zero dollars ($0.00), prior to written revocation of this Guaranty by Guarantor shall not constitute a termination of this Guaranty. This Guaranty is binding upon Guarantor and Guarantor's heirs, successors and assigns so long as any of the guaranteed indebtedness remains unpaid and even though the indebtedness guaranteed may from time to time be zero dollars ($0.00).

GUARANTOR'S AUTHORIZATION TO LENDER. Guarantor authorizes Lender, either before or after any revocation hereof, without notice or demand and without lessening Guarantor's liability under this Guaranty, from time to time: (a) prior to revocation as set forth above, to make one or more additional secured or unsecured loans to Borrower, to lease equipment or other goods to Borrower, or otherwise to extend additional credit to Borrower; (b) to alter, compromise, renew, extend, accelerate, or otherwise change one or more times the time for payment or other terms of the indebtedness or any part of the indebtedness, including increases and decreases of the rate of interest on the indebtedness; extensions may be repeated and may be for longer than the original loan term;
(c) to take and hold security for the payment of this Guaranty or the indebtedness, and exchange, enforce, waive, subordinate, fall or decide not to perfect, and release any such security, with or without the substitution of new collateral; (d) to release, substitute, agree not to sue, or deal with any one or more of Borrower's sureties, endorsers, or other guarantors on any terms or in any manner Lender may choose; (e) to determine how, when and what application of payments and credits shall be made on the indebtedness; (f) to apply such security and direct the order or manner of sale thereof, including without limitation, any nonjudicial sale permitted by the terms of the controlling security agreement or deed of trust, as Lender in its discretion may determine;
(g) to sell, transfer, assign, or grant participations in all or any part of the indebtedness; and (h) to assign or transfer this Guaranty in whole or in part.

GUARANTOR'S REPRESENTATIONS AND WARRANTIES. Guarantor represents and warrants to Lender that (a) no representations or agreements of any kind have been made to Guarantor which would limit or qualify in any way the terms of this Guaranty;
(b) this Guaranty is executed at Borrower's request and not at the request of Lender; (c) Guarantor has full power, right and authority to enter into this Guaranty; (d) the provisions of this Guaranty do not conflict with or result in a default under any agreement or other instrument binding upon Guarantor and do not result in a violation of any law, regulation, court decree or order applicable to Guarantor; (e) Guarantor has not and will not, without the prior written consent of Lender, sell, lease, assign, encumber, hypothecate, transfer, or otherwise dispose of all or substantially all of Guarantor's assets, or any interest therein; (f) upon Lender's request, Guarantor will provide to Lender financial and credit information in form acceptable to Lender, and all such financial information which currently has been, and all future financial information which will be provided to Lender is and will be true and correct in all material respects and fairly present the financial condition of Guarantor as of the dates the financial information is provided; (g) no material adverse change has occurred in Guarantor's financial condition since the date of the most recent financial statements provided to Lender and no event has occurred which may materially adversely affect Guarantor's financial condition; (h) no litigation, claim, investigation, administrative proceeding or similar action (including those for unpaid taxes) against Guarantor is pending or threatened;
(i) Lender has made no representation to Guarantor as to the creditworthiness of Borrower; and (j) Guarantor has established adequate means of obtaining from Borrower on a continuing basis information regarding Borrower's financial condition. Guarantor agrees to keep adequately informed from such means of any facts, events, or circumstances which might in any way affect Guarantor's risks under this Guaranty, and Guarantor further agrees that, absent a request for information, Lender shall have no obligation to disclose to Guarantor any information or documents acquired by Lender in the course of its relationship with Borrower.

GUARANTOR'S WAIVERS. Except as prohibited by applicable law, Guarantor waives any right to require Lender (a) to continue lending money or to extend other credit to Borrower; (b) to make any presentment, protest, demand, or notice of any kind, including notice of any nonpayment of the indebtedness or of any nonpayment related to any collateral, or notice of any action or nonaction on the part of Borrower, Lender, any surely, endorser, or other guarantor in connection with the indebtedness or in connection with the creation of new or additional loans or obligations; (c) to resort for payment or to proceed directly or at once against any person, including Borrower or any other guarantor; (d) to proceed directly against or exhaust any

08-06-1996                    COMMERCIAL GUARANTY                     Page 3
Loan No 5001                      (Continued)

================================================================================

subparagraph (c) hereto. All statutes of limitations which would otherwise be applicable in a judicial action brought by a party shall apply to any arbitration or reference proceeding hereunder.
(b) In any judicial action or proceeding arising out of or relating to this Agreement or any agreements or instruments relating hereto or delivered in connection herewith, including but not limited to a claim based on or arising from an alleged tort, if the controversy or claim is not submitted to arbitration as provided and limited in subparagraph (a) hereto, all decisions of fact and law shall be determined by a reference in accordance with Rule 53 of the Federal Rules of Civil Procedure or Rule 53 of the Nevada Rules of Civil Procedure or other comparable, applicable reference procedure. The parties shall designate to the court the referee(s) selected under the auspices of the American Arbitration Association in the same manner as arbitrators are selected in Association-sponsored arbitration proceedings. The referee(s) shall have the qualifications set forth in subparagraph (c) hereto.
(c) The arbitrator(s) or referee(s) shall be selected in accordance with the rules of the American Arbitration Association from panels maintained by the Association. A single arbitrator or referee shall be knowledgeable in the subject matter of the dispute. Where three arbitrators or referees conduct an arbitration or reference proceeding, the claim shall be decided by a majority vote of the three arbitrators or referees, at least one of whom must be knowledgeable in the subject matter of the dispute and at least one of whom must be a practicing attorney. The arbitrator(s) or referee(s) shall award recovery of all costs and fees (including attorneys' fees, administrative fees, arbitrator's fees and court costs). The arbitrator(s) or referee(s) also may grant provisional or ancillary remedies such as, for example, injunctive relief, attachment, or the appointment of a receiver, either during the pendency of the arbitration or reference proceeding or as part of the arbitration or reference award.
(d) Judgment upon an arbitration or reference award may be entered in any court having jurisdiction, subject to the following limitation: the arbitration or reference award is binding upon the parties only if the amount does not exceed Two Million Dollars ($2,000,000); if the award exceeds that limit, either party may commence legal action for a court trial de novo. Such legal action must be filed within thirty (30) days following the date of the arbitration or reference award; if such legal action is not filed within that time period, the amount of the arbitration or reference award shall be binding. The computation of the total amount of an arbitration or reference award shall include amounts awarded for arbitration fees, attorneys' fees and all other related costs.
(e) At the Bank's option, foreclosure under a deed of trust or mortgage may be accomplished either by exercise of a power of sale under the deed of trust or mortgage or by judicial foreclosure. The institution and maintenance of an action for judicial relief or pursuit of a provisional or ancillary remedy shall not constitute a waiver of the right of any party, including the plaintiff, to submit the controversy or claim to arbitration if any other party contests such action for judicial relief.
(f) Notwithstanding the applicability of other law to any other provision of this Agreement, the Federal Arbitration Act, 9 U.S.C. Section 1 et seq., shall apply to the construction and interpretation of this arbitration paragraph.

EACH UNDERSIGNED GUARANTOR ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS GUARANTY AND AGREES TO ITS TERMS. IN ADDITION, EACH GUARANTOR UNDERSTANDS THAT THIS GUARANTY IS EFFECTIVE UPON GUARANTOR'S EXECUTION AND DELIVERY OF THIS GUARANTY TO LENDER AND THAT THE GUARANTY WILL CONTINUE UNTIL TERMINATED IN THE MANNER SET FORTH IN THE SECTION TITLED "DURATION OF GUARANTY." NO FORMAL ACCEPTANCE BY LENDER IS NECESSARY TO MAKE THIS GUARANTY EFFECTIVE. THIS GUARANTY IS DATED AUGUST 6, 1996.

GUARANTOR:

Meadow Valley Corporation

By: /s/ Kenneth Nelson
   ---------------------------
   Kenneth Nelson, C.F.O.

--------------------------------------------------------------------------------
                           CORPORATE ACKNOWLEDGMENT

STATE OF Nevada                  )
        -------------------------
                                 )ss
COUNTY OF Clark                  )
         ------------------------

On this 9th day of August, 1999, before me, the undersigned Notary Public, personally appeared Kenneth Nelson, C.F.O. of Meadow Valley Corporation, and known to me to be an authorized agent of the corporation that executed the Commercial Guaranty and acknowledged the Guaranty to be the free and voluntary act and deed of the corporation, by authority of its Bylaws or by resolution of its board of directors, for the uses and purposes therein mentioned, and on oath stated that he or she is authorized to execute this Guaranty and in fact executed the Guaranty on behalf of the corporation.


                                                      [SEAL APPEARS HERE]

By /s/ Carol A. Voorhees                 Residing at
  ---------------------------                        --------------------------

Notary Public in and for the State of
                                      -----------------------------


My commission expires
                      ----------------------------

================================================================================
LASER PRO, Reg. U.S. Pat, & T.M. Off., Ver. 3.21 (c)1996 CFI ProServices, Inc. All Rights reserved. [NV-E20 1READYMI.LNR18.OVL]

                    DISBURSEMENT REQUEST AND AUTHORIZATION

--------------------------------------------------------------------------------------------------------------
 Principal   Loan Date     Maturity    Loan No   Call   Collateral   Account   Officer   Initials
$420,000.00  08-06-1996   08-15-2003    5001      91       5140      7326653    15575    [INITIALS APPEAR HERE]
 ..............................................................................................................

References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan item.
--------------------------------------------------------------------------------
Borrower:                              Lender:
  Ready Mix, Inc. (TIN: 88-0171959)      NEVADA STATE BANK
  100 W. Country Club Dr.                CORPORATE BANKING
  Henderson, NV  89015                   201 SOUTH 4TH STREET
                                         P.O. BOX 990
                                         LAS VEGAS, NV  89125-0990
================================================================================

LOAN TYPE. This is a Fixed Rate (9.330% initial rate), Irregular Payment Loan to a Corporation for $420,000.00 due on August 15, 2003.

PRIMARY PURPOSE OF LOAN. The primary purpose of this loan is for:

        [_] Personal, Family, or Household Purposes or Personal Investment.
        [x] Business (Including Real Estate Investment).

SPECIFIC PURPOSE. The specific purpose of this loan is: Acquire Property for Concrete Batch Plant.

DISBURSEMENT INSTRUCTIONS. Burrower understands that no loan proceeds will be disbursed until all Lender's conditions for making the loan have been satisfied. Please disburse the loan proceeds of $420,000.00 as follows:

                Amount paid to Borrower directly:                   $420,000.00
                 $420,000.00 Lender's Check # CC# 720592
                                                 ---------------   -------------

                Note Principal:                                     $420,000.00

CHARGES PAID IN CASH. Borrower has paid or will pay in cash as agreed the following charges:

                Prepaid Finance Charges Paid in Cash:                 $2,100.00
                  $2,100.00 Points
                                                                   -------------

                Total Charges Paid in Cash:                           $2,100.00


FINANCIAL CONDITION. BY SIGNING THIS AUTHORIZATION, BORROWER REPRESENTS AND WARRANTS TO LENDER THAT THE INFORMATION PROVIDED ABOVE IS TRUE AND CORRECT AND THAT THERE HAS BEEN NO MATERIAL ADVERSE CHANGE IN BORROWER'S FINANCIAL CONDITION AS DISCLOSED IN BORROWER'S MOST RECENT FINANCIAL STATEMENT TO LENDER. THIS AUTHORIZATION IS DATED AUGUST______________.


BORROWER:

Ready Mix, Inc.

By: /s/ Kenneth Nelson
   --------------------------
   Kenneth Nelson, Treasurer

================================================================================
Fixed Rate. Irregular.   LASER PRO, Reg. U.S. Pat.& T.M. Off., Ver.3.21(c)
1996 CFI ProServices, Inc. All rights reserved.[NV-120 1READYMI.LN R18.OVL]